                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

Investment Company Act file number  811-8452
                                  -----------------------------------------

                  Nations Balanced Target Maturity Fund, Inc.
    ----------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                           One Bank of America Plaza
                                 NC1-002-33-31
                                  Charlotte NC                28255
    ----------------------------------------------------------------------
            (Address of principal executive offices)        (Zip code)

                           Corporation Trust Company
                            Corporation Trust Center
                               1209 Orange Street
                              Wilmington, DE 19801
    ----------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:  800-321-7854
                                                   -----------------------

Date of fiscal year end:  March 31, 2004
                        ---------------------------

Date of reporting period:  March 31, 2004
                         --------------------------

ITEM 1.  REPORTS TO STOCKHOLDERS.

                            NATIONS BALANCED TARGET
                              MATURITY FUND, INC.




                                  A N N U A L
                                  R E P O R T


                        For the year ended March 31, 2004




                                                                         NATIONS
                                                                        BALANCED
                                                                          TARGET
                                                                   MATURITY FUND

NATIONS FUNDS PROXY VOTING GUIDELINES ARE AVAILABLE WITHOUT CHARGE ONLINE AT WWW.NATIONSFUNDS.COM AND AT WWW.SEC.GOV, OR BY CALLING 1-800-982-2271.


          NOT                                                   MAY LOSE VALUE
          FDIC-
          INSURED                                               NO BANK GUARANTEE

SHARES OF THE COMPANY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY BANK OF AMERICA, N.A. OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE COMPANY INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

AFFILIATES OF BANK OF AMERICA PROVIDE INVESTMENT ADVISORY AND OTHER SERVICES TO THE COMPANY, FOR WHICH THEY ARE COMPENSATED.

NATIONS BALANCED TARGET MATURITY FUND, INC.


Dear Shareholder:

We welcome this opportunity to provide you with the annual report for Nations Balanced Target Maturity Fund, Inc. ("the Company") for the year ending March 31, 2004, and to share our outlook for the near term.

INVESTMENT OBJECTIVES

The Company, which trades on the New York Stock Exchange under the symbol NBM, is a closed-end diversified investment management company. For shareholders of the Company who purchased shares during the initial public offering and who have reinvested all distributions, the investment objective is to return at least the principal investment on the maturity date of September 30, 2004. In addition, for all shareholders, the Company seeks long-term growth with income as a secondary consideration.

PORTFOLIO PERFORMANCE*

For the 12 months ended March 31, 2004, the Company pursued its long-term objective by investing a majority of its assets in zero coupon U.S. Treasury obligations and the balance of its assets in equity securities. At the beginning of the fiscal year, approximately 3.7% of the Company's securities portfolio was invested in equity securities. Consistent with its objective to provide a return of principal at the maturity date, the Company completed the systematic disposition of the remaining equity portion of the portfolio. As of March 31, 2004, the Company's portfolio was invested entirely in zero-coupon treasury securities with a remaining average maturity of approximately four and one-half months.

For the 12-month period ended March 31, 2004, the total return of Nations Balanced Target Maturity Fund, Inc. was 2.00%(1) based on an ending market value of $9.47. Over this period, the Company distributed income of $0.577 per share.

In December, as the maturity date for the Company's securities neared, the Company replaced the regular dividend and began making liquidating distributions. Dividends and liquidating distributions equated to a yield of 5.77%, based on the initial offering price of $10.00 per share and 6.04%, based on the asset value of $9.55 per share at March 31, 2004.

MARKET ENVIRONMENT

As the U.S. economy gathered steam, investors witnessed a dazzling resurgence of capital markets during the reporting period. The Dow Jones Industrial Average(2) recaptured almost 70% of the losses suffered since the market peaked in 2000, while the technology-heavy NASDAQ Composite Index(3) rose 49%. Nine of the ten economic sectors in the S&P 500 Index(4) gained more than 20%, and the laggard health care rose more than 10%.

Fixed income markets, too, performed well despite considerable volatility. Although medium and long term rates ended where they began, prices fluctuated broadly as market sentiment shifted from fears of deflation to concerns that a strengthening economy could be the harbinger of inflation and Fed tightening. The bellwether 10-year Treasury ranged from 3.07%, a 40-year low, to a peak of 4.67%. Short rates remained at or near historically low levels throughout the year.

The yield curve remained quite steep, with the spread between 3-month Treasury bills and 10-year Treasury bonds ending the period above 300 basis points. Within the high-quality spread sector, triple A-rated commercial mortgage-backed securities generated the highest duration adjusted returns, significantly outpacing all other agency securities. Longer-term corporate bonds produced, on average, a 6% to 8% excess spread to treasuries as improving corporate profits and lower default rates drove credit premiums down. Every sector in the high-yield market posted double-digit gains during the period.

*THE PAST PERFORMANCE QUOTED IS NOT AN INDICATION OF FUTURE RESULTS.

(1)Total return is the change over a specific period of time in the value of an investment in the Company after reinvesting all income and capital gains.

(2)The Dow Jones Industrial Average, an unmanaged index, measures the performance of 30 common stocks of major industrial companies. It is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(3)The NASDAQ Composite Index, an unmanaged index, measures the price change of all domestic and internationally-based stocks listed on the NASDAQ National Market. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(4)The S&P 500 Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MARKET OUTLOOK

Almost an entire straight year of monthly gains in the Index of Leading Economic Indicators(5) signals that the U.S. economic expansion is sustainable. While it would be naive to expect a repeat of last year's stellar returns in equity and high-yield markets, the steady stream of positive economic news makes a reasonable case for investor optimism despite the persistence of geopolitical tensions.

Because the Company is currently fully invested in zero-coupon treasury securities, which have fixed principal payments at maturity, we do not expect this market outlook to affect the Company through its anticipated final liquidation.

We thank you for your continued support.

Sincerely,

/S/ WILLIAM P. CARMICHAEL
WILLIAM P. CARMICHAEL
CHAIRMAN OF THE BOARD OF DIRECTORS
NATIONS BALANCED TARGET MATURITY FUND, INC.

/S/ EDWARD D. BEDARD
EDWARD D. BEDARD
PRESIDENT
NATIONS BALANCED TARGET MATURITY FUND, INC.

March 31, 2004

(5)The Confidence Board, Inc.'s Index of Leading Economic Indicators is a composite index that measures overall economic activity and movements in the business cycle.

Nations Balanced Target Maturity Fund, Inc.

  STATEMENT OF NET ASSETS                                     MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                       VALUE
  (000)                                                                       (000)
-------------------------------------------------------------------------------------
            U.S. TREASURY OBLIGATIONS -- 100.2%
            U.S. TREASURY STRIPS -- 100.2%
 $ 14,980   Principal only,
              7.360%*** 08/15/04..........................................   $14,926
   15,257   TIGR, Interest Receipt,
              7.340%*** 08/15/04..........................................    15,190
   20,000   TIGR, Principal Receipt,
              7.320%*** 08/15/04..........................................    19,912
                                                                             -------
            TOTAL U.S. TREASURY OBLIGATIONS
              (Cost $48,881)..............................................    50,028
                                                                             -------
            TOTAL INVESTMENTS
              (Cost $48,881*)...................................     100.2%   50,028
                                                                             -------
            OTHER ASSETS AND
              LIABILITIES (NET).................................      (0.2)%
            Cash................................................             $    19
            Investment advisory fee payable...............................       (13)
            Administration fee payable....................................       (11)
            Accrued expenses and other liabilities........................       (81)
                                                                             -------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)......................       (86)
                                                                             -------
            NET ASSETS..........................................     100.0%  $49,942
                                                                             =======
            NET ASSETS CONSIST OF:
            Undistributed net investment income...........................   $ 1,230
            Accumulated net realized loss on investments sold.............    (1,232)
            Net unrealized appreciation of investments....................     1,147
            Paid-in capital...............................................    48,797
                                                                             -------
            NET ASSETS....................................................   $49,942
                                                                             =======
            Net asset value per share
              ($49,942,016 / 5,231,163 shares of common stock
              outstanding)................................................     $9.55
                                                                             =======

---------------

 * Federal income tax information (see Note 5).

***Zero coupon security. The rate shown reflects the yield to maturity at March 31, 2004.

ABBREVIATION:

TIGR  --   Treasury Investor Growth Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Balanced Target Maturity Fund, Inc.

  STATEMENT OF OPERATIONS


For the year ended March 31, 2004

(IN THOUSANDS)
INVESTMENT INCOME:
Interest....................................................     $        3,526
Dividends (Net of foreign withholdings taxes $--*)..........                 26
                                                                 --------------
    Total investment income.................................              3,552
                                                                 --------------
EXPENSES:
Investment advisory fee.....................................                159
Administration fee..........................................                129
Legal and audit fees........................................                 99
Printing expense............................................                 74
Transfer agent fees.........................................                 54
Directors' fees and expenses................................                 11
Custodian fees..............................................                  8
Other.......................................................                 33
                                                                 --------------
    Total expenses..........................................                567
Fees reduced by credits allowed by the custodian (see Note
  2)........................................................                 --*
                                                                 --------------
    Net expenses............................................                567
                                                                 --------------
NET INVESTMENT INCOME.......................................              2,985
                                                                 --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on investments.....................                374
Net change in unrealized appreciation/(depreciation) of
  investments...............................................             (2,604)
                                                                 --------------
Net realized and unrealized gain/(loss) on investments......             (2,230)
                                                                 --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................     $          755
                                                                 ==============

---------------

 *Amount represents less than $500.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 4

Nations Balanced Target Maturity Fund, Inc.

  STATEMENT OF CHANGES IN NET ASSETS


                                                                  YEAR ENDED         YEAR ENDED
                                                                   3/31/04            3/31/03
                                                                ---------------------------------
(IN THOUSANDS)
Net investment income.......................................    $        2,985     $        2,876
Net realized gain/(loss) on investments.....................               374               (779)
Net change in unrealized appreciation/(depreciation) of
  investments...............................................            (2,604)              (312)
                                                                --------------     --------------
Net increase/(decrease) in net assets resulting from
  operations................................................               755              1,785
Distributions to shareholders from net investment income....            (1,151)            (2,615)
Distributions to shareholders due to liquidation (see Note
  6)........................................................            (1,868)                --
                                                                --------------     --------------
Net increase/(decrease) in net assets.......................            (2,264)              (830)
                                                                --------------     --------------
NET ASSETS:
Beginning of year...........................................            52,206             53,036
                                                                --------------     --------------
End of year.................................................    $       49,942     $       52,206
                                                                ==============     ==============
Undistributed net investment income at end of year..........    $        1,230     $        1,265
                                                                ==============     ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Balanced Target Maturity Fund, Inc.

  FINANCIAL HIGHLIGHTS


For a share outstanding throughout each year.

                                             YEAR        YEAR        YEAR        YEAR        YEAR
                                             ENDED       ENDED       ENDED       ENDED       ENDED
                                            3/31/04     3/31/03     3/31/02     3/31/01     3/31/00
                                            -------------------------------------------------------
OPERATING PERFORMANCE:
Net asset value, beginning of year........  $  9.98     $ 10.14     $ 10.11     $  9.74     $ 10.15
                                            -------     -------     -------     -------     -------
Income from investment operations:
Net investment income.....................     0.57#       0.55#       0.51#       0.48#       0.46
Net realized and unrealized gain/(loss) on
  investments.............................    (0.42)      (0.21)      (0.04)       0.33       (0.46)
                                            -------     -------     -------     -------     -------
Net increase/(decrease) in net assets
  resulting from investment operations....     0.15        0.34        0.47        0.81        0.00
Dividends from net investment income......    (0.22)      (0.50)      (0.44)      (0.44)      (0.41)
Distributions from liquidation............    (0.36)         --          --          --          --
                                            -------     -------     -------     -------     -------
Total distributions.......................    (0.58)      (0.50)      (0.44)      (0.44)      (0.41)
                                            -------     -------     -------     -------     -------
Net asset value, end of year..............  $  9.55     $  9.98     $ 10.14     $ 10.11     $  9.74
                                            =======     =======     =======     =======     =======
Market value, end of year.................  $  9.47     $  9.85     $  9.63     $  9.30     $  8.50
                                            =======     =======     =======     =======     =======
Total return++............................     2.00%       7.57%       8.35%      14.97%      (1.02)%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA:
Net assets, end of year (000).............  $49,942     $52,206     $53,036     $52,891     $50,961
Ratio of operating expenses to average net
  assets..................................     1.10%##     0.94%##     0.96%##     1.00%       0.86%
Ratio of operating expenses to average net
  assets without fees reduced by credits
  allowed by the custodian................     1.10%##     0.94%##     0.96%##     1.01%       0.87%
Ratio of net investment income to average
  net assets..............................     5.77%       5.42%       5.02%       4.91%       4.65%
Portfolio turnover rate...................        2%          6%         19%         43%         21%

---------------

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and is based on market value at period end.

 # Per share amounts have been calculated using the monthly average shares method.

## The effect of the custodial expense offset (see Note 2) on the operating expense ratio, with and without waivers, was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Balanced Target Maturity Fund, Inc.

  NOTES TO FINANCIAL STATEMENTS


Nations Balanced Target Maturity Fund, Inc. (the "Company") is registered with the Securities and Exchange Commission as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Company commenced operations on June 30, 1994. For shareholders of the Company who purchased shares during the initial public offering, have reinvested all distributions and held all of their shares to the maturity date, the investment objective is to return at least the principal investment on the maturity date of September 30, 2004. In addition, for all shareholders, the Company's investment objective is to seek long-term growth with income as a secondary consideration.

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements.

Securities valuation: Securities traded on a recognized exchange are valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Securities traded only over-the-counter are generally valued at the mean of the current bid and asked prices. Certain securities may be valued using broker quotations or on the basis of prices provided by pricing services. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be valued under procedures adopted by the Board of Directors. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value.

Stripped securities: Stripped mortgage-backed securities are derivative multi-class mortgage securities structured so that one class receives most, if not all, of the principal from the underlying mortgage assets, while the other class receives most, if not all, of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Company may fail to fully recoup its initial investment in an interest-only security. The market value of these securities consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. Credit risk reflects the risk that the Company may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligation.

Securities transactions and investment income: Securities transactions are recorded on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income is recorded on the ex-dividend date.

Dividends and distributions to shareholders: It is the Company's policy to declare and pay distributions from net investment income quarterly to shareholders. The Company expects that all or a portion of net capital gains, if any, will be distributed to shareholders annually. Dividends and distributions to shareholders are recorded on ex-dividend date. The Company may elect to retain net long-term gains and pay corporate income tax thereon, which will result in federal tax consequences to shareholders. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Federal income tax: The Company intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986 Sub-chapter M, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND OTHER RELATED PARTY TRANSACTIONS

The Company has entered into an investment advisory agreement with Banc of America Capital Management, LLC ("BACAP"), a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which BACAP provides investment advisory services to the Company. Pursuant to the investment advisory agreement, the Company pays BACAP a monthly fee equal to an annual rate of 0.30% of the

Nations Balanced Target Maturity Fund, Inc.

Company's average weekly net investment in zero coupon (Stripped) U.S. Treasury obligations plus 0.75% of the Company's average weekly net assets in investments other than zero coupon (Stripped) U.S. Treasury obligations.

BACAP Distributors, LLC ("BACAP Distributors"), a wholly-owned subsidiary of Bank of America, is the Company's administrator. In its role as administrator, BACAP Distributors supervises the Company's overall day-to-day operations and provides certain administrative services. BACAP Distributors also maintains certain of the Company's books and records and furnishes, at its own expense, such clerical assistance, bookkeeping and other administrative services as the Company may reasonably require in the conduct of its business. As compensation for both the administrative services and the expenses assumed by BACAP Distributors, the Company pays BACAP Distributors a monthly fee equal to an annual rate of 0.25% of the Company's average weekly net assets.

The Bank of New York ("BNY") serves as sub-administrator of the Company pursuant to an agreement with BACAP Distributors and provides certain administrative services in support of the operations of the Company. BNY's fees are paid out of the fees paid to BACAP Distributors by the Company for administrative services. For the year ended March 31, 2004, BACAP Distributors earned an annual rate of 0.20% of the Company's average daily net assets (net of sub-administrator fees) for its administration services.

PFPC Inc. serves as the transfer agent and dividend disbursing agent for the Company.

BNY serves as the custodian of the Company's assets. For the year ended March 31, 2004, expenses of the Company were reduced by $199 under expense offset arrangements with BNY. The Company could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

For the year ended March 31, 2004, the Company paid brokerage commissions of $210 to certain affiliates of BACAP in connection with the execution of various portfolio transactions.

No officer, director or employee of Bank of America, BACAP Distributors or BACAP, or any affiliate thereof, receives any compensation from the Company for serving as a Director or Officer of the Company.

3.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government securities and short-term investments, for the year ended March 31, 2004, were $890,104 and $3,304,638, respectively.

The aggregate cost of purchases and proceeds from sales of long-term U.S. government securities for the year ended March 31, 2004 were $0 and $1,133,998, respectively.

4.  COMMON STOCK

At March 31, 2004, 1,000,000,000 shares of common stock, $0.001 par value, were authorized.

The Board of Directors of the Company has approved a stock repurchase plan that gives the Company the flexibility to engage in repurchases of its outstanding common stock. Accordingly, shareholders are notified that, from time to time, the Company may purchase shares of its common stock in an open market when management believes that such purchases are appropriate in light of market conditions, including the presence of a market discount. There were no share repurchases during the years ended March 31, 2004 and March 31, 2003.

Nations Balanced Target Maturity Fund, Inc.

5.  INCOME TAXES

Information on the tax components of capital at March 31, 2004 is as follows (in thousands):

Cost of investments for tax purposes........................  $48,881
Gross tax unrealized appreciation...........................  $ 1,147
Gross tax unrealized depreciation...........................  $    --
Net tax unrealized appreciation/(depreciation) on
  investments...............................................  $ 1,147
Undistributed ordinary income/(accumulated ordinary loss)...  $ 1,230*
Undistributed long-term gains/(accumulated capital loss)....  $(1,232)

---------------

 *To be distributed as liquidating distributions.

At March 31, 2004, the Company had available for federal income tax purposes unused capital losses of $1,231,516 available to offset future capital gains, $725,894 of which expires in 2007 and $505,622 of which expires in 2011. During the year ended March 31, 2004, the Company utilized $91,897 of capital losses.

Management does not plan to distribute to shareholders any future net realized gains on investments until the capital loss carryforwards are used or expired.

The tax composition of dividends (other than return of capital dividends for the year) was as follows:

                                                               3/31/04       3/31/03
                                                              ------------------------
Ordinary income.............................................  $1,150,856    $2,615,582
Liquidating distributions...................................   1,867,525            --

Certain reclassifications are made to the Company's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. The following adjustment is due primarily to REIT adjustments. The adjustment resulted in a decrease to undistributed net investment income of $1,069 and an increase to accumulated net realized gain/(loss) of $1,069.

6.  FUND LIQUIDATION

The Board of Directors and Shareholders of the Company previously approved a Plan of Liquidation and Termination (the "Plan") which is intended to accomplish the complete liquidation and termination of the Company as both a registered investment company and a Maryland corporation. The Plan provides for a complete liquidation of the Company by September 30, 2004 or shortly after. In light of this action, the Company has been making liquidating distributions on a quarterly basis beginning with the quarter ended December 31, 2003.

7.  CONTINGENCIES AND OTHER EVENTS

The events described below have not directly impacted the Company or had any material, adverse effect on its financial position or results of operations.

On September 3, 2003, the Office of the Attorney General for the State of New York ("NYAG") simultaneously filed and settled a complaint against Canary Capital Partners, LLC, et al. (collectively, "Canary"). The complaint alleged, among other things, that Canary engaged in improper trading in various mutual funds including certain open-end funds in the Nations Funds family ("Funds"). Specifically, the NYAG alleged that Canary engaged in activities that it characterized as "market timing" and "late trading." The NYAG later announced a criminal action, and the SEC announced a civil action, against a former employee of Banc of America Securities, LLC, a selling agent affiliated with the Funds' distributor and adviser. In connection with these events, various lawsuits have been filed, some of which name the Funds, among others, as defendants (see Civil Litigation below).

The independent Trustees of the Funds have engaged independent legal counsel and, through them, accountants to determine the extent of any "late trading" or improper "market timing" activity in any of the Funds and to determine the extent of any losses suffered by the Funds from such activity and/or the amount of any disgorgement that should be made. On September 8, 2003, Bank of America Corporation and the Boards of Trustees of the Funds (the "Boards") jointly announced that: (i) to the extent that the independent counsel and accountants determine that the Funds were adversely affected by any late trading or any discretionary market timing agreement, BACAP would make appropriate

Nations Balanced Target Maturity Fund, Inc.

restitution; and (ii) BACAP and BACAP Distributors would promptly return to the Funds that were the subject of a market timing agreement all advisory and administration fees they received as a result of such an agreement, irrespective as to whether or not there is an independent determination of any negative impact to any Fund shareholders. In addition, Bank of America Corporation has also agreed to make appropriate reimbursement of costs incurred by the Funds in connection with this matter.

Settlements in Principle with Regulators

On March 15, 2004, Bank of America Corporation and FleetBoston Financial Corporation ("Fleet") entered into agreements in principle (each an "Agreement" and together, the "Agreements") with the NYAG and the SEC over matters related to improper late trading and market timing of mutual funds, issues that because of their nature, do not implicate exchange-traded closed-end funds, such as the Company. As noted below, on April 1, 2004, Bank of America Corporation acquired Fleet.

Under the Agreements, Bank of America Corporation has agreed to pay $250 million in total disgorgement and restitution and a penalty of $125 million. In addition, the Agreement with the NYAG requires an aggregate reduction in mutual fund fees of $32 million per year for five years across selected non-money market funds in the Nations Funds and Fleet mutual fund complexes. The final amount payable as restitution and whether such restitution will be effectuated through a Fund or directly to shareholders, has not yet been determined.

When finalized, the Agreements will conclude the investigation by the NYAG and the SEC of Bank of America Corporation and its affiliates relating to late trading and market timing activities, provided that the NYAG and the SEC have reserved the right to continue their respective investigations of and actions against individuals.

Management believes that the Agreements, and their finalization, could have a positive effect, but in no case will they have a material adverse effect, on any Fund's financial positions or results of operations. However, a review by the accountants engaged to investigate these matters for the Boards remains ongoing. Accordingly, an estimate of the financial impact on any Fund cannot currently be made.

Bank of America Corporation Acquisition of Fleet

On April 1, 2004, Bank of America Corporation acquired Fleet. As a result of this acquisition, Columbia Management Advisors, Inc. ("CMA") is now an indirect wholly-owned subsidiary of Bank of America Corporation. The SEC and NYAG filed proceedings against CMA on February 24, 2004 alleging that it had violated certain provisions of the federal securities laws in connection with trading activity in mutual funds shares and violated certain New York anti-fraud statutes. In order to settle these matters, as noted above, Fleet entered into the March 15, 2004 Agreements with the NYAG and the SEC, including committing to substantial payments and other terms similar to those discussed above with respect to Bank of America Corporation.

If CMA is ultimately unsuccessful in its defense of, or efforts to procure a final settlement of, the February 24, 2004 proceedings, or if any final settlement includes an injunction against CMA prohibiting it from engaging in certain conduct, CMA, or any company that is an affiliated person of CMA could be barred from serving as an investment adviser for any investment company registered under the Investment Company Act of 1940. As a result of the Fleet acquisition, BACAP is now an affiliated person of CMA and, therefore, under these circumstances, could be barred from serving as an investment adviser for any registered investment company, including the Company. If CMA is ultimately unsuccessful in its defense of, or efforts to procure a final settlement of, the February 24, 2004 proceedings, it is expected that BACAP would seek exemptive relief from the SEC to permit it to continue serving as the investment adviser of the Company.

Nations Balanced Target Maturity Fund, Inc.

Civil Litigation

In connection with the events described in detail above, various parties have filed suit against certain Funds, their Boards (members of which also serve on the Board of the Company) and/or Bank of America Corporation (and affiliated entities). More than 200 cases have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland.

This litigation is not expected to have any material, adverse effect on the Company's financial position or results of operations.

Nations Balanced Target Maturity Fund, Inc.

  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


TO THE SHAREHOLDERS AND DIRECTORS OF NATIONS BALANCED TARGET MATURITY FUND, INC.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nations Balanced Target Maturity Fund, Inc. (the "Company") at March 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States of America), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.

As discussed in Note 6, effective on or about September 30, 2004, the Company will be liquidated.

PricewaterhouseCoopers LLP
New York, New York
May 26, 2004

Nations Balanced Target Maturity Fund, Inc.

  FUND GOVERNANCE                                                (UNAUDITED)


The Board of Directors (the "Board") of Nations Balanced Target Maturity Fund, Inc. (the "Company") oversees the Company to ensure that it is managed and operated in the interests of shareholders. A majority of the directors ("Directors") are "independent," meaning that they have no affiliation with Bank of America, N.A., its affiliates, or the Company. The Directors bring distinguished backgrounds in government, business, academia and public service to their task of working with Company officers ("Officers") to establish the policies and oversee the activities of the Company. Although all Directors are charged with the fiduciary duty of protecting shareholders interests when supervising and overseeing the management and operations of the Company, the independent Directors have particular responsibilities for assuring that the Company is managed in the best interests of shareholders. The following table provides basic information about the Directors and certain Officers of the Company. The mailing address of each Director is c/o Nations Balanced Target Maturity Fund, Inc., 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina 28255.

NAME, AGE AND POSITION    TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S) DURING      NUMBER OF FUNDS IN
   WITH THE COMPANY      LENGTH OF TIME SERVED          THE PAST FIVE YEARS          FUND COMPLEX OVERSEEN
----------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
William P. Carmichael    Indefinite term;        Retired; Senior Managing                     80
Age: 60                  Trustee since 1999      Director -- The Succession Fund
Director and Chairman                            (a company formed to advise and
of the Board                                     buy family owned companies) from
                                                 1998 through April 2001
William H. Grigg         Indefinite term;        Retired; Chairman Emeritus since             80
Age: 71                  Trustee since 1999      July 1997, Chairman and Chief
Director                                         Executive Officer through July
                                                 1997 -- Duke Power Co.
Thomas F. Keller         Indefinite term;        R.J. Reynolds Industries                     80
Age: 72                  Trustee since 1999      Professor of Business
Director                                         Administration -- Fuqua School of
                                                 Business, Duke University, since
                                                 July 1974; Dean -- Fuqua School
                                                 of Business Europe, Duke
                                                 University, July 1999 through
                                                 June 2001

NAME, AGE AND POSITION
   WITH THE COMPANY     OTHER DIRECTORSHIPS HELD BY DIRECTOR
----------------------  ------------------------------------
INDEPENDENT TRUSTEES
William P. Carmichael   Director -- Cobra Electronics
Age: 60                 Corporation (electronic equipment
Director and Chairman   manufacturer), Rayovac Corp.
of the Board            (batteries) and The Finish Line
                        (apparel); and Chairman of the Board
                        and Board Member, Nations Funds
                        complex (4 other registered
                        investment companies)
William H. Grigg        Director -- The Shaw Group, Inc.,
Age: 71                 Kuhlman Electric Corp. (transformer
Director                manufacturer) and Faison Enterprises
                        (real estate development); Director
                        and Vice Chairman, Aegis Insurance
                        Services, Ltd. (a mutual fund
                        insurance company in Bermuda); and
                        Board Member, Nations Funds complex
                        (4 other registered investment
                        companies)
Thomas F. Keller        Director -- Wendy's International,
Age: 72                 Inc. (restaurant operating and
Director                franchising), Dimon, Inc. (tobacco)
                        and Biogen, Inc. (pharmaceutical
                        biotechnology); and Board Member,
                        Nations Funds complex (4 other
                        registered investment companies)

Nations Balanced Target Maturity Fund, Inc.

  FUND GOVERNANCE (CONTINUED)                                    (UNAUDITED)

NAME, AGE AND POSITION    TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S) DURING      NUMBER OF FUNDS IN
   WITH THE COMPANY      LENGTH OF TIME SERVED          THE PAST FIVE YEARS          FUND COMPLEX OVERSEEN
----------------------------------------------------------------------------------------------------------
PRINCIPAL OFFICERS
Edward D. Bedard*        Indefinite term;        Interim President and Chief                  n/a
Age: 46                  Chief Financial         Executive Officer of the Company,
Interim Chief            Officer since 2003      Nations Government Income Term
Executive Officer and                            Trust 2003, Inc. ("N2003"),
Interim President                                Nations Government Income Term
                                                 Trust 2004, Inc. ("N2004") and
                                                 Hatteras Income Securities, Inc.
                                                 ("Hatteras") since Sept. 2003.
                                                 Interim President and Chief
                                                 Executive Officer of Nations
                                                 Funds Trust ("NFST"), Nations
                                                 Master Investment Trust ("NMIT")
                                                 and Nations Separate Account
                                                 Trust ("NSAT") since Sept. 2003;
                                                 Chief Financial Officer of the
                                                 Company, N2003, N2004 and
                                                 Hatteras from 1997 through Oct.
                                                 2003; Chief Financial Officer of
                                                 the NFST, NMIT, NSAT from Oct.
                                                 2002 through Oct. 2003. Various
                                                 to Senior Vice President,
                                                 Managing Director, Chief
                                                 Administrative Officer, Treasurer
                                                 and Manager, BACAP since 2000;
                                                 Director, Senior Vice President,
                                                 and Treasurer of NB Partner Corp.
                                                 since 2000; Various to Senior
                                                 Vice President, Chief Financial
                                                 Officer and Manager of BACAP
                                                 Distributors, LLC since 1996;
                                                 Various to Chief Operating
                                                 Officer and Senior Vice President
                                                 of BACAP Advisory Partners, LLC
                                                 since 2002; Senior Vice President
                                                 and Treasurer of Marsico
                                                 Management Holdings, L.L.C. since
                                                 2001; and Senior Vice President,
                                                 Bank of America, N.A. since 1996.
                                                 Mr. Bedard also serves as a
                                                 Senior Officer for other Bank of
                                                 America-affiliated entities,
                                                 including various registered and
                                                 unregistered funds
Gerald Murphy            Indefinite term;        Interim Chief Financial Officer              n/a
Age: 44                  Treasurer since 2003    of the Company, N2003, N2004 and
Treasurer and Interim                            Hatteras since Sept. 2003;
Chief Financial                                  Interim Chief Financial Officer
Officer                                          of NFST, NMIT and NSAT since
                                                 Sept. 2003; Treasurer of NFST,
                                                 NMIT and NSAT since Jan. 2003;
                                                 Treasurer of the Company, N2003,
                                                 N2004 and Hatteras since 1999;
                                                 Senior Vice President, BACAP (or
                                                 its predecessors) since 1998;
                                                 Vice President, Citibank
                                                 1997-December 1998. Mr. Murphy
                                                 also serves as a Senior Officer
                                                 for other Bank of
                                                 America-affiliated entities,
                                                 including various registered and
                                                 unregistered funds.

NAME, AGE AND POSITION
   WITH THE COMPANY     OTHER DIRECTORSHIPS HELD BY DIRECTOR
----------------------  ------------------------------------
PRINCIPAL OFFICERS
Edward D. Bedard*       n/a
Age: 46
Interim Chief
Executive Officer and
Interim President
Gerald Murphy           n/a
Age: 44
Treasurer and Interim
Chief Financial
Officer

Nations Balanced Target Maturity Fund, Inc.

  FUND GOVERNANCE (CONTINUED)                                    (UNAUDITED)

NAME, AGE AND POSITION    TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S) DURING      NUMBER OF FUNDS IN
   WITH THE COMPANY      LENGTH OF TIME SERVED          THE PAST FIVE YEARS          FUND COMPLEX OVERSEEN
----------------------------------------------------------------------------------------------------------
Robert B. Carroll        Indefinite term;        Secretary of the Company, N2003,             n/a
Age: 44                  Secretary since 2003    N2004 and Hatteras since 1997;
Secretary and Chief                              Secretary of NFST, NMIT and NSAT
Legal Officer                                    since Jan. 2003; Chief Legal
                                                 Officer of each of the above
                                                 entities since August 2003;
                                                 Associate General Counsel, Bank
                                                 of America Corporation since
                                                 1999; Assistant General Counsel,
                                                 Bank of America Corporation
                                                 1996-1999. Mr. Carroll also
                                                 serves as a Senior Officer for
                                                 other Bank of America-affiliated
                                                 entities, including various
                                                 registered and unregistered
                                                 funds.

NAME, AGE AND POSITION
   WITH THE COMPANY     OTHER DIRECTORSHIPS HELD BY DIRECTOR
----------------------  ------------------------------------
Robert B. Carroll       n/a
Age: 44
Secretary and Chief
Legal Officer

---------------

* As of June 1, 2004, Mr. Bedard has resigned as Interim Chief Executive Officer and Interim President. It is anticipated that the Board will appoint a successor shortly.

Nations Balanced Target Maturity Fund, Inc.

  DIVIDEND REINVESTMENT PLAN


The Company's Dividend Reinvestment Plan (the "Plan") offers an automatic way to reinvest dividends and capital gains distributions in shares of the Company.

PARTICIPATION

Shareholders of record will receive their dividends in cash unless they have otherwise instructed PFPC (the "Plan Agent"), acting as agent for each participant in the Plan, in writing. Such a notice must be received by the Plan Agent not less than 5 business days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

Shareholders who do not participate in the Plan will receive all distributions by check mailed directly to the shareholder by PFPC, as dividend paying agent. For federal income tax purposes, dividends are treated as income or capital gains, regardless of whether they are received in cash or reinvested in additional shares.

Participants may terminate their participation in the Plan by written notice to the Plan Agent. If the written notice is received at least 5 business days before the record date of any distribution, it will be effective immediately. If such notice is received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

PRICING OF DIVIDENDS AND DISTRIBUTIONS

Whenever the Company's Board of Directors declares a dividend or other distribution payable in cash or, at the option of the Plan Agent, in shares of capital stock issued by the Company, the Plan Agent will elect on behalf of the participants to receive the dividend in authorized but unissued shares of capital stock if the net asset value per share (as determined by the investment advisor of the Company as of the close of business on the record date for the dividend or distribution) is equal to or less than 95% of the closing market price per share of the capital stock of the Company on the New York Stock Exchange (the "Exchange") on such record date plus estimated brokerage commissions. The number of such authorized but unissued shares to be credited to a participant's account will be determined as of the close of business on the record date for the dividend, by valuing such shares at the greater of the net asset value per share or 95% of the market price per share. The Plan Agent will credit each participant's account with the number of shares corresponding in value, as determined under the foregoing formula, to the amount such participant would have received in cash had such participant not elected to participate in this Plan.

If the net asset value per share is equal to or less than the closing market price per share of the capital stock of the Company on the Exchange on such record date plus estimated brokerage commissions but exceeds 95% of such closing market price plus estimated brokerage commissions, the Plan Agent may elect on behalf of all participants (i) to take the dividend in cash and as soon as practicable thereafter, consistent with obtaining the best price and execution, proceed to purchase in one or more transactions the shares of capital stock in the open market, at the then current price as hereinafter provided, and will credit each participant's account with the number of shares corresponding in value, as determined by the price actually paid on the open market for such shares including brokerage expenses, to the amount such participant would have received in cash had such participant not elected to participate in this Plan or
(ii) to receive the dividend in authorized but unissued shares of capital stock, in which case the Plan Agent will credit each participant's account with the number of shares corresponding in value (determined by valuing such shares at the greater of the net asset value per share or 95% of the market price per share, in each case as of the close of business on the record date for the dividend or distribution) to the amount such participant would have received in cash had such participant not elected to participate in this Plan.

If the net asset value per share is higher than the closing market price per share of the capital stock of the Company on the Exchange including estimated brokerage commissions on such record date, the Plan Agent will elect to take the dividend in cash and as soon as practicable, consistent with obtaining the best price and execution, the Plan Agent will proceed to purchase in one or more transactions the shares of capital stock in the open market, at the then current price as hereinafter provided. Each participant's account will be credited with the number of shares corresponding in value, as determined by the price actually paid on the open market for such shares including brokerage expenses, to the amount such participant would have received in cash had such participant not elected to participate in this Plan. Under such

Nations Balanced Target Maturity Fund, Inc.

circumstances, in anticipation of receipt of a dividend in cash, the Plan Agent may purchase shares in the open market during the period between the record date and the payable date for the dividend or distribution. The Plan has been amended to specifically authorize such anticipatory purchases.

If the Plan Agent elects to purchase shares in the open market, and if before the Plan Agent has completed its purchases the market price exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Company's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Company. During certain market conditions, it may be impracticable or impossible to complete a market purchase program at prices that are below or not substantially in excess of net asset value, and, in such event, the Company may, in its discretion, issue the required shares.

NO SERVICE FEE TO REINVEST

There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the Company. There will be no brokerage commissions with respect to shares issued directly by the Company as a result of dividends or capital gains distributions payable either in stock or cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.

PLAN AGENT ADDRESS AND TELEPHONE NUMBER

You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: Nations Balanced Target Maturity Fund, Inc., Dividend Reinvestment Plan, c/o PFPC Inc., P.O. Box 34602, Charlotte, NC 28234, 1.800.982.2271.

Nations Balanced Target Maturity Fund, Inc.

  SPECIAL MEETING OF STOCKHOLDERS                                (UNAUDITED)


On December 4, 2003, the Company held a Special Meeting of Stockholders. The Plan of Liquidation and Termination was approved by the following votes:

Shares voted in favor.......................................  3,323,391
Shares withheld.............................................     51,743

Nations Balanced Target Maturity Fund, Inc.

  TAX INFORMATION                                                (UNAUDITED)


Of the ordinary income (including short-term capital gain) distributions made by the Company during the fiscal year ended March 31, 2004, 1.64% qualified for the dividends received deduction available to corporate shareholders.

The Jobs and Growth Tax Relief Reconciliation Act of 2003 allows a fund to distribute certain dividends paid to its eligible shareholders as qualified dividend income. Of the ordinary income (including short-term capital gain) distributions made by the Company during the fiscal year ended March 31, 2004, 1.28% is qualified dividend income.

PO Box 34602
Charlotte, NC 28254-4602
Toll free 1.800.982.2271




BTMAR (3/04)

ITEM 2.  CODE OF ETHICS.

         (a) As of the end of the period covered by this report, the Company has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

         (b) Not applicable.

         (c) The Company has not amended its code of ethics during the period covered by the shareholder report presented in Item 1 hereto.

         (d) The Company has not granted a waiver or an implicit waiver from a provision of its code of ethics during the period covered by the shareholder report presented in Item 1 hereto.

         (e) Not applicable.

         (f) The Company's code of ethics is attached as an exhibit hereto.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         The Company's Board of Directors has determined that Dr. Thomas F. Keller qualifies as an audit committee financial expert, as defined in
         Item 3 of Form N-CSR. Dr. Keller is considered independent for purposes of Item 3 of Form N-CSR. He is an "independent" trustee (i.e., he is not an interested person of the registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the registrant, other than in his capacity as a Director).

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $31,033 for 2003 and $35,600 for 2004.

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2003 and $0 for 2004.

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $6,300 for 2003 and $6,660 for 2004.

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $10,000 for 2003 and $5,000 for 2004.

         In 2003 the independent accountant presented continuing education classes at a cost of $10,000.

         In 2004 the independent accountant presented continuing education classes at a cost of $5,000.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.


               BACAP/NATIONS BALANCED TARGET MATURITY FUND, INC.
              POLICY FOR APPROVAL OF AUDIT AND NON-AUDIT SERVICES


Under the new Sarbanes-Oxley rules, the Audit Committee is required to pre-approve all audit and non-audit services rendered by PWC to the Funds, and those non-audit services relating directly to the Funds' operations and financial reporting that are rendered by PWC to BACAP and those of its affiliates that provide ongoing services to the Fund.

Annual Pre-approval of audit and  non-audit services

We would ask that the Audit Committee continue to pre-approve the following at the November board meeting:

o    amounts for the annual audit services.

o    amounts related to the annual tax services.

o separate amounts for "agreed upon procedures" and consultative type of work. More specifically, this would include agreed upon procedures relating to the funds' accounting records and/or tax compliance in connections with mergers, in-kind contributions or redemptions and other fund reorganizations, up to a maximum $50,000 per annum.

o Separate amounts for tax consultations, research and discussions relating to proposed new registered funds and existing funds. This includes advice regarding the tax consequences of proposed or actual fund transactions, tax reporting issues and assistance in responding to inquiries from tax authorities. Management is requesting pre-approval for engagements that are less than $10,000 individually and $50,000 in the aggregate.

o Consultations, research and discussion regarding accounting and auditing issues relating to new or existing Funds. Pre-approved for engagements that are less than $10,000 individually and $25,000 in the aggregate.

o    Continuing education seminars for BACAP personnel.

Management will review with the Audit Committee at each November Board meeting these requested approvals. At this meeting Management would review the scope and fees related to the audit and tax services and also review the requests for pre-approval for "agreed upon procedures" and other consultative work.

Approval of additional non-audit services

To the extent that management would want PWC to do additional work above and beyond the pre-approved amounts, we would suggest the following:

To the extent that management seeks approval of such services at a regularly scheduled board meeting, the following will apply:

     o The matter will be covered under an agenda item in the Audit Committee agenda. Management will review with the Audit Committee the dollar amount and the business reasons for the needed work. The appropriate representatives from PWC will be present as needed by the Audit Committee.


To the extent that management is requesting approval between Board meetings, the following will apply:

     o If the request is for less than $50,000, then Management will call the Chairman of the Audit Committee and inform the Chairman as to the details regarding the request. This information would include:

          >   The requested dollar amount.

          >   A detailed description of the work to be done.

          >   The business reasons for the needed work.

     o The Chairman will have the authority to approve or disapprove these non-audit fees. If the Chairman is unavailable to serve in this capacity, the Audit Committee has authorized an alternative member of the Audit Committee to approve or disapprove said fees. The Chairman also has the discretion to call a telephonic Audit Committee meeting if it is believed that the service raises issues where it is believed that the entire committee should discuss prior to approval.

     o To the extent that the Chairman approves such request, management and the Audit Committee Chairman / management will present to the full Board at the next regularly scheduled Board meeting.

     o If the request is for more than $50,000, then Management will call the Chairman of the Audit Committee and inform the Chairman as to the details regarding the request. This information would include the requested dollar amount as well as a detailed description of the work to be done and the business reasons for the needed work. Management will then arrange for a telephonic Audit Committee meeting to discuss the request in more detail and to request the approval of the fees by the Audit Committee.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant's Audit Committee pursuant to the "de minimis exception" set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 (except for fees on tax services as disclosed above) and $18.1 million, respectively, for year ended March 31, 2003 and $0 (except for fees on tax services as disclosed above) and $14.7 million, respectively, for year ended March 31, 2004.

(h) The registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to
         (c)(7)(ii) or Rule 2-01 of Regulation S-X is compatible with maintaining the independence of the registrant's principal accountant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

         (a) The Company has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. Dr. Thomas F. Keller (Chairman), William H. Grigg and William P. Carmichael comprise the Audit Committee of the Board of Directors of the Company.

         (b) Not applicable

ITEM 6.  SCHEDULE OF INVESTMENTS

         Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)                NATIONS BALANCED TARGET MATURITY FUND, INC.


                       PROXY VOTING POLICY AND PROCEDURES


         The Board of Nations Balanced Target Maturity Fund, Inc. ("Balanced Target Maturity") has determined that it is in the best interests of Balanced Target Maturity (the "Company") for the Company to adopt the following policy and procedures with respect to voting proxies relating to portfolio securities held by the Company.

I.  POLICY

         It is the policy of the Company to delegate the responsibility for voting proxies relating to portfolio securities held by the Company to the Company's investment adviser (the "Adviser"), as a part of the Adviser's general management of the Company's portfolio, subject to the Board's continuing oversight. The Board hereby delegates such responsibility to the Adviser, and directs the Adviser to vote proxies relating to portfolio securities held by the Company consistent with the duties and procedures set forth below. The Adviser may retain one or more vendors to review, monitor and recommend how to vote proxies in a manner consistent with the duties and procedures set forth below, to ensure that such proxies are voted on a timely basis and to provide reporting and/or record retention services in connection with proxy voting for the Company. Any expenses relating to the retention of vendors or other costs relating to compliance with this policy will be allocated among the Adviser and the appropriate Company in the manner approved by the Board from time to time.

II.  FIDUCIARY DUTY

         The right to vote a proxy with respect to portfolio securities held by the Company is an asset of the Company. The Adviser acts as a fiduciary of the Company and must vote proxies in a manner consistent with the best interests of the Company and its shareholders. In discharging this fiduciary duty, the Adviser must maintain and adhere to its policies and procedures for addressing conflicts of interest and must vote proxies in a manner substantially consistent with its policies, procedures and guidelines, as presented to the Board.

III.  PROCEDURES

         The following are the procedures adopted by the Board for the administration of this policy:

         A. Review of Adviser Proxy Voting Procedures. The Adviser shall present to the Board its policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any policies and procedures, including any substantive changes to its procedures for addressing conflicts of interest. The Adviser is not required to notify the Board of changes relating to any guidelines for voting specific types of proxies except as part of the annual presentation. The respective Board shall review the policies, procedures and other guidelines presented by the Adviser to determine that they are consistent with these policies and procedures. Upon request, the Adviser shall provide the appropriate Company with a copy of its policies, procedures and other guidelines or a description of such policies, procedures and guidelines for the purpose of filing such document(s) in the Company's N-CSR filings or as otherwise required by the Investment Company Act of 1940 and the rules promulgated thereunder.

         B. Board Reporting. The Adviser shall provide such reports to the Board as the Board may reasonably request from time to time.

         C. Voting Record Reports. The Adviser shall provide the voting record information necessary for the completion and filing of Form N-PX to the respective Company at least annually. Such voting record information shall be in a form acceptable to the Company and shall be provided at such time(s) as are required for the timely filing of Form N-PX and at such additional time(s) as the Company and the Adviser may agree to from time to time.

         D. Record Retention. The Adviser shall maintain such records with respect to the voting of proxies as may be required by the Investment Advisers Act of 1940 and the rules promulgated thereunder or by the Investment company Act of 1940 and the rules promulgated thereunder.

         E. Conflicts of Interest. In the event that the Adviser notifies the officer(s) of a Company that a conflict of interest cannot be resolved under the Adviser's Proxy Voting Procedures, such officer(s) are responsible for notifying the Audit Committee of the Company of the irreconcilable conflict of interest and assisting the Audit Committee with any actions it determines are necessary.

IV.  REVOCATION

         The delegation by a Board of the authority to vote proxies relating to portfolio securities of a Company is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

V.  REVIEW OF POLICY

         The Boards shall review and approve such changes to these policies and procedures as the Boards deem necessary from time to time.

(b)

                     BANC OF AMERICA CAPITAL MANAGEMENT, LLC

                               PROXY VOTING POLICY

Introduction

Many of BACAP's investment management clients have delegated to BACAP the authority and responsibility to vote proxies* for the voting securities held in their accounts. Where BACAP has been granted the authority and accepted the responsibility for voting proxies, it will determine whether and how to do so, in the case of individual proxies, in accordance with this Proxy Voting Policy (the "Policy"). BACAP reserves the right to amend this Policy at any time.

BACAP endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware, subject to the following exceptions (unless otherwise agreed) when BACAP expects to routinely abstain from voting:

1. Proxies may not be voted in cases where BACAP anticipates that it may soon be removing the security from a given client's account.

2. Proxies will usually not be voted in cases where the security has been loaned from the client's account, or where BACAP determines that the costs to the client and/or the administrative inconvenience of voting the security (e.g., foreign securities) outweigh the benefit of doing so.

Ordinarily, BACAP will not notify clients when it abstains from voting in these routine circumstances.

When BACAP votes proxies it will do so in the best interest of its clients (defined, for this purpose, as in the best interest of enhancing or protecting the economic value of client accounts), considered as a group, as BACAP determines in its sole and absolute discretion.

BACAP generally will not accept proxy -voting authority from a client if the client seeks to impose client-specific voting guidelines that may be inconsistent with BACAP's guidelines or with the client's best economic interest in BACAP's view.

Proxy Committee

Proxy voting is overseen by the BACAP Proxy Committee. The Proxy Committee is composed of senior investment, operations and client service professionals. The Committee is responsible for setting general policy as to the voting of proxies and the maintenance and administration of this Policy. Specifically, the
Committee:


--------
* The term "proxy" as used herein also refers to consents, elections and authorizations solicited by any party with respect to securities of any sort.

1. Reviews this Policy and associated Proxy Voting Guidelines annually and approves, from time to time, any amendments which it considers to be advisable and consistent with the Policy's overall mandate of serving the best economic interests of those BACAP advisory clients for which the firm has proxy voting authority.

2. Considers special proxy issues as may arise from time to time, including voting proxies:

     o for which the Proxy Voting Guidelines do not provide clear and definitive guidance; and/or

     o where an exception to the established Guidelines may be in the best interests of BACAP clients.

Proxy Voting Administration

BACAP Operations administers this Policy on a continuous basis through a Proxy Team that reports to BACAP's Managing Director (Operations). The Proxy Team has the following duties:

1. Continuously maintain the Proxy Voting Guidelines and make recommendations, as necessary, to the Proxy Committee regarding their amendment.

2. Monitor the solicitation of proxies for securities in client advised accounts.

3. Routine voting of proxies in accordance with this Policy and BACAP's Proxy Voting Guidelines.

4.   Coordinate the Proxy Committee's review of any new or unusual proxy issues.

5. Oversee the work of any third-party proxy service provider which BACAP may retain and the protocols needed to ensure that the service provider timely and accurately accomplishes all votes and fulfills all other responsibilities as directed by BACAP.

6. Coordinate responses to BACAP investment professionals' questions, if any, regarding proxy issues and this Policy, including forwarding specialized proxy research received from the proxy service provider.

7. Establish and preserve (or ensure that BACAP's proxy service provider does so) all required records as to proxy voting.

8. Ensure that clients that so request are timely furnished copies of this Policy.

9. Establish and maintain the means by which reports of proxy voting on behalf of BACAP-advised accounts are timely and confidentially made available to clients of the firm that request to receive these for their accounts.

Proxy Voting Guidelines

BACAP policy is to vote proxies, subject to the foregoing overall best economic interest standard, in accordance with written Proxy Voting Guidelines ("Guidelines"), as established by the Proxy Committee. A copy of the Guidelines is attached and incorporated within this Policy as "Attachment A". As an aid rather than a substitute for applying the Guidelines, BACAP also regularly considers the analysis and recommendations of an independent proxy service provider.

Conflicts of Interest

With Other Bank of America Businesses

Bank of America Corporation ("BAC", the ultimate corporate parent of BACAP, Bank of America, N.A. and all of their numerous affiliates) owns, operates and has interests in many lines of business that may create or give rise to the appearance of a conflict of interest between BAC or its affiliates and those of BACAP-advised clients. For example, the commercial and investment banking business lines may have interests with respect to issuers of voting securities that could appear to or even actually conflict with BACAP's duty, in the proxy voting process, to act in the best economic interest of its clients.

Within BACAP

Conflicts of interest may also arise from the business activities of BACAP. For example, BACAP might manage (or be seeking to manage) the assets of a benefit plan for an issuer. BACAP may also be presented with an actual or apparent conflict of interest where proxies of securities issued by BAC or the Nations Funds, for which BACAP serves as investment adviser, are to be voted for a client's account.

Management of Conflicts

BACAP's policy is to always vote proxies in the best interests of its clients, as a whole, without regard to its own self -interest or that of its affiliates. BAC as well as BACAP has various compliance policies and procedures in place in order to address any material conflicts of interest that might arise in this context.


     o BAC's enterprise-wide Code of Ethics specifically prohibits the flow of certain business-related information between associates on the commercial and/or investment banking side of the corporation and associates charged with trust or (as in the case of BACAP associates) non-trust fiduciary responsibilities, including investment decision-making and proxy voting.

          o In addition, BAC has adopted "Global Policies and Procedures Regarding Information Walls and Inside Information." Pursuant to these policies and procedures, "information barriers" have been established between various BAC business lines designed to prohibit the passage of certain information across those barriers.

     o Within BACAP, the BACAP Code of Ethics affirmatively requires that associates of the firm act in a manner whereby no actual or apparent conflict of interest may be seen as arising between the associate's interests and those of BACAP's clients.

     o By assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Team and the Proxy Committee undertakes:

          1. To disclose to the Managing Director (Operations) or chairperson of the Proxy Committee, respectively, any actual or apparent personal material conflicts of interest which he or she may have (e.g., by way of substantial ownership of securities, relationships with nominees for directorship, members of an issuer's or dissident's management or otherwise) in determining whether or how BACAP shall vote proxies; and

          2. To refrain from taking into consideration, in the decision as to whether or how BACAP shall vote proxies:

               o The existence of any current or prospective material business relationship between BACAP, BAC or any of their affiliates, on one hand, and any party (or its affiliates) that is soliciting or is otherwise interested in the proxies to be voted, on the other hand; and/or

               o Any direct, indirect or perceived influence or attempt to influence such action which the member views as being inconsistent with the purpose or provisions of this Policy or the BAC or BACAP Codes of Ethics.

Where a material conflict of interest is determined to have arisen in the proxy voting process which may not be adequately mitigated by voting in accordance with the predetermined Voting Guidelines, BACAP's policy is to invoke one or more of the following conflict management procedures:

1. Convene the Proxy Committee for the purpose of voting the affected proxies in a manner that is free of the conflict.

2. Causing the proxies to be voted in accordance with the recommendations of a qualified, independent third party, which may include BACAP's proxy service provider.

3. In unusual cases, with the client's consent and upon ample notice, forwarding the proxies to BACAP's clients so that they may vote the proxies directly.

Alternative Investment Proxies and Consents

Introduction

BACAP clients may invest in securities ("Alternative Investments") issued by alternative investment vehicles (i.e., hedge funds, private equity funds, and other alternative investment pools) that are structured as private limited partnerships ("LPs"), limited liability companies ("LLC") or offshore corporations. Generally, BACAP's Alternative Investment Group ("AIG") is the platform through which BACAP provides advisory services relating to Alternative Investments.

The voting rights of Alternative Investments generally are rights of contract set forth in the limited liability company or limited partnership agreement, in the case of LLCs and LPs, or Memorandum and Articles of Association or Bylaws, in the case of offshore corporations. Also, as privately placed securities, Alternative Investments generally are not subject to the regulatory scheme applicable to public companies. Consequently, in most cases, proxies are not solicited regarding Alternative Investment vehicles. Instead, consents may be solicited from members, limited partners or shareholders.

Because of the unique characteristics of Alternative Investments, BACAP has a tailored process for voting Alternative Investment proxies and consents.

Process

The AIG Proxy Sub-Committee will vote all Alternative Investment proxies and consents in accordance with this Policy. The AIG Proxy Sub-Committee consists of AIG senior management, investment and operations professionals and its actions are subject to the supervision and oversight of the BACAP Proxy Committee. Conflicts of interest are to be monitored and resolved as set forth above in this Policy.

Availability of Policy and Proxy Voting Records to Clients

BACAP will initially inform clients of this Policy and how a client may learn of BACAP's voting record for the client's securities through summary disclosure in
Part II of BACAP's Form ADV. Upon receipt of a client's request for more information, BACAP will provide to the client a copy of this Policy and/or how BACAP voted proxies for the client pursuant to this Policy for up to a one-year period.

                          BACAP PROXY VOTING GUIDELINES

The following guidelines are to be followed by the BACAP Proxy Team when voting proxies routinely solicited with respect to securities of public companies held in the accounts of BACAP advised clients. These guidelines are to be applied in conjunction with and subject to all provisions of BACAP's Proxy Voting Policy, including the provision of that Policy that all proxies that BACAP votes shall be voted in the best economic interest of its clients.

The guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals that have been approved and recommended for favorable action by the board of directors of publicly held companies other than investment companies. Part II deals with proposals submitted by shareholders for inclusion in the proxy statements of such companies, but which the companies' management and board of directors oppose.
Part III addresses proxies of both sorts regarding investment companies. Part IV deals with proxies and consents related to Alternative Investments.


I.   BOARD-APPROVED PROPOSALS

Proxies will generally be voted FOR board-approved proposals, except as follows:

     A.   MATTERS RELATING TO THE BOARD OF DIRECTORS

Proxies will be voted FOR the election of the company's nominees for director and FOR board-approved proposals on other matters relating to the board of directors (provided that such nominees and other matters have been approved by an independent nominating committee), except as follows:

     o    BACAP will WITHHOLD VOTES for one or more nominees for director if

          o    The board does not have a majority of independent directors;

          o The board does not have an audit committee comprised solely of independent directors; or

          o Issues as to director nominations and executive compensation are decided other than by approval of (i) a majority of all incumbent independent directors, or (ii) board committees comprised of a majority of such directors.

For these purposes, an "independent director" is a director who meets all requirements to serve as an independent director of a company under the then applicable listing standards of the company's principal market center (e.g., NYSE, AMEX, NASDAQ). Proxies will generally be voted on a CASE-BY-CASE BASIS on board-approved proposals where the board fails to meet these basic independence standards.


     o BACAP will vote on a CASE-BY-CASE BASIS in contested elections of directors.

     o BACAP may WITHHOLD VOTES ON A CASE-BY-CASE BASIS for nominees for director that have failed to observe good corporate governance practices or, through specific corporate action or inaction (e.g., failing to implement policies for which a majority of shareholders has previously cast votes in favor), have demonstrated a disregard for the interests of shareholders.

     o BACAP will vote AGAINST proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

     B.   CORPORATE GOVERNANCE

BACAP will vote on a CASE-BY-CASE BASIS on board-approved proposals relating to corporate governance (including director and officer liability and indemnity provisions; proxy contest advance notice and expense reimbursement provisions), except as follows:

     o BACAP will vote FOR proposals to provide or to restore shareholder appraisal rights.

     o    BACAP will usually vote AGAINST proposals:

          o    to eliminate cumulative voting; or
          o    that provide that
               -    directors may be removed only for cause; or
               - replacements to fill board vacancies may be voted on only by continuing directors.

     C.   COMPENSATION

BACAP will vote on a CASE-BY-CASE BASIS on board-approved proposals relating to compensation or benefits issues relating to directors, executives or employees, except as follows:

     o Except where BACAP withholds votes for a majority of the nominees standing for election as directors, BACAP will vote FOR:

          o Compensation or benefit plans and arrangements (including severance arrangements), subject to the exceptions noted below.

          o    Employee stock purchase plans that have the following features:
               1. shares purchased under the plan are acquired for no less than 85% of their market value,
               2.   the offering period under the plan is 27 months or less, and
               3.   dilution is 10% or less.

     o BACAP will vote AGAINST stock option plans that permit replacing or repricing of out-of-the-money options, and AGAINST any proposal to authorize the replacement or repricing of such options.

     o BACAP will vote AGAINST stock option plans that permit issuance of options with an exercise price below the stock's market price at time of issuance.

BACAP may vote AGAINST executive compensation or benefits (including severance) proposals on a CASE-BY-CASE BASIS where compensation is viewed by BACAP as being excessive in comparison with prevailing industry standards. In voting on proposals relating to executive compensation or benefits, BACAP will consider whether the proposal has been approved by an independent compensation committee (or a majority of all independent members) of the board.

     D.   CAPITALIZATION

BACAP will vote on a CASE-BY-CASE BASIS on board-approved proposals involving changes to a company's capitalization, except that where BACAP is not otherwise withholding votes for a majority of the nominees standing for election as directors:

     o BACAP will vote FOR proposals relating to the authorization of additional common stock, providing they are not excessively dilutive (except where such proposals relate to a specific transaction, in which case BACAP will vote on a CASE-BY-CASE BASIS).

     o BACAP will vote FOR proposals to effect stock splits (excluding reverse stock splits.)

     o    BACAP will vote FOR proposals authorizing share repurchase programs.


     E. ACQUISITIONS, MERGERS, REORGANIZATIONS AND OTHER RESTRUCTURING TRANSACTIONS

BACAP will vote on a CASE-BY-CASE BASIS on business transactions such as acquisitions, mergers, reorganizations, spin-offs, buyouts, liquidations and sale of all or substantially all of a company's assets.

     F.   TAKEOVER DEFENSE

BACAP will vote AGAINST board-approved proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock, the creation of a separate class of stock with disparate voting rights and charter amendments adopting control share acquisition provisions, except as follows:

     o BACAP will vote FOR proposals to opt out of control share acquisition statutes.

     o BACAP will vote on a CASE-BY-CASE BASIS on proposals to ratify or approve specific shareholder rights plans (commonly referred to as "poison pills") or "fair price" provisions.

     o BACAP will vote on a CASE-BY-CASE BASIS on proposals to change place of incorporation to a jurisdiction having anti-takeover laws or whose laws will have an adverse impact on shareholder rights or taxation issues.

     G.   OTHER BUSINESS MATTERS

BACAP will vote FOR board-approved proposals approving routine business matters such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting, except as follows:

     o BACAP will vote on a CASE-BY-CASE BASIS on proposals to amend a company's charter or bylaws.

     o BACAP will vote AGAINST authorization to transact other unidentified, substantive business at the meeting.

     o BACAP will vote on a CASE-BY-CASE BASIS on all other business matters where BACAP is otherwise withholding votes for the entire board of directors.

BACAP will determine, on a CASE-BY-CASE BASIS, whether and how to vote on "bundled" or otherwise conditioned proposals, depending on the overall economic effects upon shareholders.


II.  SHAREHOLDER PROPOSALS

BACAP will generally vote IN ACCORDANCE WITH THE RECOMMENDATION OF THE COMPANY'S BOARD OF DIRECTORS on all shareholder proposals, except as follows:

     o BACAP will vote FOR shareholder proposals to declassify a board absent special circumstances that would indicate that shareholder interests are better served by a classified board structure.

     o BACAP will vote FOR shareholder proposals to require shareholder approval or ratification of shareholder rights plans and/or anti-greenmail provisions.

     o BACAP will vote on a CASE-BY-CASE BASIS on proposals requiring shareholder approval or ratification of executive severance arrangements.

     o BACAP will vote FOR shareholder proposals that are consistent with BACAP's voting proxy guidelines for board-approved proposals.

     o BACAP will vote on a CASE-BY-CASE BASIS on other shareholder proposals where BACAP is otherwise withholding votes for a majority of the nominees standing for election as directors.

     o BACAP will generally ABSTAIN from voting on shareholder proposals predominantly involving social, socio-economic, environmental, political or other similar matters on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. BACAP may, on a CASE-BY-CASE BASIS, vote:
          o FOR proposals seeking inquiry and reporting with respect to, rather than cessation or affirmative implementation of, specific policies where the pertinent issue warrants separate communication to shareholders.
          o FOR or AGAINST the latter sort of proposal in light of the relative benefits and detriments (e.g. distraction, costs, other burdens) to share value which may be expected to flow from passage of the proposal

III. INVESTMENT COMPANY MATTERS

     A.   BOARD-APPROVED PROPOSALS

Proxies will generally be voted FOR board-approved proposals, except as follows:

     o BACAP will vote on a CASE-BY-CASE BASIS regarding the following matters:

          o    Contested elections of directors.

          o    Approval of investment advisory and/or distribution agreements.

          o    Approval of distribution plans.

          o    Issuance of preferred stock.

          o    Conversion of the company from closed-end to open-end form.

          o    Changes in the "fundamental policies" of the company.

          o    Change in the state or form of organization of the company.

          o Mergers, acquisitions, reorganizations, liquidations or sales of all or substantially all of the assets of the company.


     B.   SHAREHOLDER PROPOSALS

BACAP will generally vote IN ACCORDANCE WITH THE RECOMMENDATION OF THE COMPANY'S BOARD OF DIRECTORS on all shareholder proposals, except as follows:

     o BACAP will vote on a CASE-BY-CASE BASIS regarding the following matters:

          o Proposals to terminate or to submit investment advisory and/or distribution agreements for competitive bidding.

          o    Conversion of the company from closed-end to open-end form.

IV.  BACAP ALTERNATIVE INVESTMENT GROUP ("AIG") MATTERS

The AIG Proxy Sub-Committee generally will vote in accordance with the guidelines set forth in Sections I, II, and III above. With respect to matters that are not addressed by the guidelines, the AIG Proxy Sub-Committee will vote each such matter on a CASE-BY-CASE basis.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

         Not applicable

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

         The following material changes have been made to the procedures by which shareholders may recommend nominees to the Company's Board of Directors.

         The registrant does not presently hold annual meetings of shareholders for the election of Directors and other business unless otherwise required by the Investment Company Act of 1940. However, the Board of Directors' Governance Committee will consider Director candidates submitted by shareholders or from other sources as it deems appropriate. Any recommendation should be submitted to Nations Balanced Target Maturity Fund, Inc., c/o Secretary, at the principal address shown on its most current registration statement. Any submission should include at a minimum the following information as to each individual proposed for election or re-election as Director: i) the name, age, business address, residence address and principal occupation or employment of such individual; ii) the class, series and number of shares of stock of the Company that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition; iii) whether such stockholder believes such individual is, or is not, an "interested" person of the Company (as defined in the 1940 Act), and is, or is not, "independent" (as defined is defined by the NYSE) along with information regarding such individual that is sufficient, in the discretion of the Governance Committee, to make such determination; and iv) all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended, and the rules thereunder (including such individual's written consent to being named in the proxy statement as a nominee and to serving as a director (if elected)). In the case of the Company holding a meeting of shareholders, any such submission in order to be considered for inclusion in the Company's proxy statement, should be submitted by a date not later than the 120th calendar day before the anniversary of the date of the Company's proxy statement used in connection with the Company's previous year's annual meeting or, if the Company has changed the meeting date by more than 30 days or if no meeting was held the previous year, within a reasonable time before the Company begins to print and mail its proxy statement. Any such submission must also be submitted by such date and contain such information as may be specified in the Company's By-laws, or as required by any relevant stock exchange listing standards.


ITEM 10. CONTROLS AND PROCEDURES.

         (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or
                  15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

         (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.



ITEM 11.  EXHIBITS.

          EX-99.CODE ETH

          EX-99.CERT
               A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act are attached hereto.

          EX-99.906CERT
               Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Nations Balanced Target Maturity Fund, Inc.
            ---------------------------------------------------
By:  /s/ Edward D. Bedard
     Edward D. Bedard
     President

Date:  May 28, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ Edward D. Bedard
     Edward D. Bedard
     President

Date:  May 28, 2004

By:  /s/ Gerald Murphy
     Gerald Murphy
     Chief Financial Officer

Date:  May 28, 2004

* Print the name and title of each signing officer under his or her signature.